SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                           - - - - - - - - - - -

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                              August 29, 2002
              Date of Report (Date of Earliest Event Reported)


                        GENELABS TECHNOLOGIES, INC.
           (Exact Name of Registrant as Specified in its Charter)


            0-19222                                   94-3010150
    (Commission File Number)                (IRS Employer Identification No.)


                505 Penobscot Drive
              Redwood City, California                               94063
      (Address of Principal Executive Offices)                     (Zip Code)


                               (650) 369-9500
            (Registrant's Telephone Number, including Area Code)




Item 5.  Other Events

         On August 29, 2002, Genelabs Technologies, Inc. ("Genelabs") issued a press release that the U.S. Food and Drug Administration issued an approvable letter on August 28, 2002 for Genelabs' New Drug Application for Prestara(TM), formerly known as Aslera(TM) or GL701.

Item 7.  Exhibits

       EXHIBIT NO.         DESCRIPTION

          99.1             Press Release dated August 29, 2002.


                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


Dated:  August 30, 2002

                                            GENELABS TECHNOLOGIES, INC.


                                            By: /s/ Heather Criss Keller
                                                ------------------------------
                                            Name:   Heather Criss Keller
                                            Title:  Vice President, General
                                                    Counsel




                               EXHIBIT INDEX


    EXHIBIT NO.       DESCRIPTION

        99.1          Press Release dated August 29, 2002.